Exhibit 10.1

AMENDMENT NO. 3 TO SENIOR

SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”), dated as of November 24, 2014, is made with respect to the Senior Secured Revolving Credit Agreement, dated as of December 4, 2013 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of December 30, 2013, that certain Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of August 21, 2014, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SIERRA INCOME CORPORATION, a Maryland corporation (the “Borrower”), the several banks and other financial institutions from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and, solely with respect to Section 2.8, SIC RT1 LLC, a Delaware limited liability company, and SIC AAR, LLC, a Delaware limited liability company (collectively the “Subsidiary Guarantors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 2.06(f)(i)(B) of the Credit Agreement is hereby amended by deleting the number “$250,000,000” therefrom and replacing it with the number “$500,000,000”.

(b) Section 6.01(j) of the Credit Agreement is hereby amended by deleting the number “$250,000,000” therefrom and replacing it with the number “$500,000,000”.

(c) Section 9.03(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“Unless an Event of Default has occurred and is continuing, the Borrower shall not be responsible for the reimbursement of any fees, costs and expenses of the Independent

Valuation Provider incurred pursuant to Sections 5.06(b) and 5.12(b)(iii) in excess of the greater of (x) $200,000 or (y) .05% of the total Commitments, in each case in the aggregate incurred for all such fees, costs and expenses in any 12-month period (the “IVP Supplemental Cap”).”

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the Borrower and the Subsidiary Guarantors have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

(1) Executed Counterparts: from each party hereto, either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment

(2) Corporate Documents. (w) Copies of the organizational documents of each Obligor certified as of a recent date by the appropriate governmental official, (x) signature and incumbency certificates of the officers of such Person executing the Amendment and the other Loan Documents to which it is a party, (y) resolutions of the board of directors or similar governing body of each Obligor approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Effective Date, certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment and (z) a good standing certificate from the applicable Governmental Authority of each Obligor’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Effective Date.

(3) Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

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2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct is all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

(c) No Default or Event of Default has occurred or is continuing under the Credit Agreement.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any

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way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.8. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SIERRA INCOME CORPORATION, as Borrower

By:
Name:
Title:

SIC RT1 LLC, as Subsidiary Guarantor

By:
Name:
Title:

SIC AAR, LLC, as Subsidiary Guarantor

By:
Name:
Title:

[Signature Page to Amendment No. 3]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 3]

EVERBANK COMMERCIAL FINANCE, INC., as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

BLUE HILLS BANK, as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

CALIFORNIA BANK AND TRUST, as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

CITY NATIONAL BANK, as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

FIRST NIAGRA COMMERCIAL FINANCE, INC., as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

KEYBANK, N.A., as a Lender

By:
Name:
Title: